UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 22, 2016

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

Purchase Agreement

On November 16, 2016, SN UR Holdings, LLC (“Purchaser”), a wholly-owned subsidiary of Sanchez Energy Corporation (“Sanchez Energy”), entered into a Common Unit Purchase Agreement (the “Purchase Agreement”) with Sanchez Production Partners LP (“Seller”), providing for the purchase by Purchaser in a private placement (the “Private Placement”) exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 (as amended, the “Securities Act”), of 2,272,727 common units representing limited partner interests in Seller (the “Privately Placed Units”), at a price of $11.00 per common unit.  The transaction closed on November 22, 2016.

The Purchase Agreement contains customary representations, warranties and agreements of the parties and customary conditions to closing, obligations of the parties and termination provisions.  In addition, the closing of the Purchase Agreement was conditioned on Seller consummating (i) the public offering and sale of 6,550,802 common units representing limited partner interests in Seller and (ii) the acquisitions contemplated by the purchase agreements filed as Exhibits 2.1 and 2.2 to Purchaser’s Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 7, 2016. Each party to the Purchase Agreement has agreed to indemnify the other party against certain liabilities relating to breaches of its representations, warranties and covenants.

Registration Rights Agreement

In connection with the Purchase Agreement, on November 22, 2016, Purchaser entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Seller pursuant to which Seller granted to Purchaser certain registration rights related to the Privately Placed Units.  Under the Registration Rights Agreement, Seller granted Purchaser demand registration rights with respect to the preparation and filing with the Commission of one or more registration statements for the purpose of registering the resale of the Privately Placed Units.

Seller also agreed, among other things, to indemnify and hold harmless Purchaser and its controlling persons and their respective officers, directors, members, partners, agents, brokers, investment advisors and employees from and against all losses of Purchaser incident to Seller’s obligations under the Registration Rights Agreement, including certain liabilities under the Securities Act.  Purchaser has agreed to indemnify and hold harmless Seller and its controlling persons and their respective directors, officers, agents and employees from and against all losses that may be based upon written information furnished by Purchaser to Seller for inclusion in a registration statement pursuant to the Registration Rights Agreement or Purchaser’s improper use of a prospectus, including certain liabilities under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ovember
SANCHEZ ENERGY CORPORATION

Date: November 22, 2016	By:	/s/ Howard J. Thill
Howard J. Thill
Executive Vice President and Chief Financial Officer